UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2025

Paramount Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common stock of Paramount Group, Inc., $0.01 par value per share	PGRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the second paragraph under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Paramount Group, Inc. (the “Company”) to announce the sale of a 25% interest in One Front Street, as discussed in Item 8.01 below, is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 8.01 Other Events.

On May 7, 2025, the Company announced the sale of a 25% interest in One Front Street, a 649,000 square foot Class A office building located on the corner of Front and Market Streets in San Francisco, at a gross asset valuation of $255 million (the “Transaction”). The Company will continue to own the remaining 75% interest and manage and lease the property.

One Front Street was one of the properties supporting the Company’s revolving credit facility governed by the Second Amended and Restated Credit Agreement dated as of December 17, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified), among Paramount Group Operating Partnership LP, as borrower, the Company, certain subsidiaries of the Company from time to time party thereto, as guarantors, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, and the financial institutions party thereto (the “Credit Facility”). As a result of the Transaction, on May 5, 2025, the Company terminated the Credit Facility.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release of Paramount Group, Inc. dated May 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

Date: May 7, 2025	By:	/s/ Wilbur Paes
	Name:	Wilbur Paes
	Title	Chief Operating Officer, Chief Financial Officer and Treasurer